
          <ARTICLE> 5
          <LEGEND>
          This schedule contains summary financial information extracted from the consolidated financial statements of T. Rowe Price
          Realty Income Fund II,
          America's Sales-Commission-Free Real Estate Limited
          Partnership included in the
          accompanying Form 10-K for the year ended December
          31, 1995 and is qualified in
          its entirety by reference to such financial statements.
          </LEGEND>
          <CIK> 0000787493
          <NAME> T. ROWE PRICE REALTY INCOME FUND II,
          AMERICA'S SALES-COMMISS

          <PERIOD-TYPE>                   YEAR
          <FISCAL-YEAR-END>
          DEC-31-1995
          <PERIOD-START>
          JAN-01-1995
          <PERIOD-END>
          DEC-31-1995
          <CASH>
          4,782,000
          <SECURITIES>
          0
          <RECEIVABLES>
          337,000
          <ALLOWANCES>
          165,000
          <INVENTORY>
          0
          <CURRENT-ASSETS>
          0<F1>
          <PP&E>
          63,214,000
          <DEPRECIATION>
          18,049,000
          <TOTAL-ASSETS>
          50,529,000
          <CURRENT-LIABILITIES>
          0<F1>
          <BONDS>
          0
          <COMMON>
          0
          <PREFERRED-MANDATORY>
          0












          <PREFERRED>
          0
          <OTHER-SE>
          49,101,000<F2>
          <TOTAL-LIABILITY-AND-EQUITY>
          50,529,000
          <SALES>
          0
          <TOTAL-REVENUES>
          6,964,000
          <CGS>
          0
          <TOTAL-COSTS>
          4,673,000
          <OTHER-EXPENSES>
          0
          <LOSS-PROVISION>
          (101,000)
          <INTEREST-EXPENSE>
          0
          <INCOME-PRETAX>
          2,392,000
          <INCOME-TAX>
          0
          <INCOME-CONTINUING>
          2,392,000
          <DISCONTINUED>
          0
          <EXTRAORDINARY>
          0
          <CHANGES>
          0
          <NET-INCOME>                                 2,392,000
          <EPS-PRIMARY>
          0<F3>
          <EPS-DILUTED>
          0

          <F1>Not contained in registrant's unclassified
          balance sheet.
          <F2>Partners' Capital.
          <F3>Not applicable.  Net income per limited
          partnership unit is $28.16.